UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On May 4, 2007, at a meeting of the Board of Directors (the "Board") of Security Capital Assurance Ltd (the "Company"), the Board approved the following increases in the compensation payable to non-employee members of the Board:

(i)            the annual cash retainer fee for the Audit Committee Chairman was increased from an annual fee of $7,500 to $10,000; and

(ii)            the annual cash retainer fee for the Nominating & Governance Committee Chairman and the Compensation Committee Chairman was increased from an annual fee of $4,000 to $7,500.

At that meeting, the Board approved to continue all other compensation payable to non-employee members of the Board, other than as set forth in the next paragraph below. The terms of such compensation are set forth in the Company's Annual Proxy Statement dated April 2, 2007, filed on Schedule 14A (the "Proxy Statement").

In addition to the annual cash retainer of $30,000, non-employee members of the Board will receive an award of restricted share units, equal in value to the cash retainer, the number of restricted share units rounded up to the nearest 50 shares.  The 2007 award to non-employee members of the Board was 950 restricted share units with a vesting period of one year.

The above-referenced compensation, which was effective upon approval by the Board, was recommended to the Board by the Nominating & Governance Committee.

In addition, the Board approved share ownership guidelines for the independent members of the Board.   Each independent director will be required to hold three times the annual cash retainer of $30,000.  The directors will have four years to achieve the required ownership level.  The share ownership guidelines, which were effective upon approval by the Board, were recommended to the Board by the Nominating and Governance Committee.

Item 5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 4, 2007, the shareholders of the Company approved the Amended and Restated Annual Incentive Compensation Plan (the “Annual Incentive Plan”) at the Company’s annual meeting of shareholders.  The description of the Annual Incentive Plan set forth in the Proxy Statement under “Proposal to Approve the Amended and Restated Annual Incentive Compensation Plan” is incorporated herein by reference.  A copy of the Annual Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On May 4, 2007, the shareholders of the Company approved the Amended and Restated 2006 Long-Term Incentive and Share Award Plan (the “LTIP Plan”) at the Company’s annual meeting of shareholders.  The description of the LTIP Plan set forth in the Proxy Statement under “Proposal to Approve the Amended and Restated 2006 Long-Term Incentive and Share Award Plan” is incorporated herein by reference.  A copy of the LTIP Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Amended and Restated Annual Incentive Compensation Plan, adopted as of May 4, 2007.
10.2	Amended and Restated 2006 Long Term Incentive and Share Award Plan, adopted as of May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      May 10, 2007

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

By: /s/ Kirstin Romann Gould
Name: Kirstin Romann Gould
Title: Secretary